UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 30, 2014

Date of Report (Date of earliest event reported)

SONUS NETWORKS, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-34115	04-3387074
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 TECHNOLOGY PARK DRIVE, WESTFORD, MASSACHUSETTS 01886

(Address of Principal Executive Offices) (Zip Code)

(978) 614-8100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The information in Item 2.02 of this Current Report on Form 8-K and the exhibits attached relating thereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), otherwise subject to the liabilities of that Section or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 2.02. Results of Operations and Financial Condition.

On July 30, 2014, Sonus Networks, Inc. (the “Company”) issued a press release reporting its financial results for the quarter ended June 27, 2014, and posted supplementary financial and operational data on its website, www.sonus.net, in connection with the announcement of such financial results.  Copies of the press release and the supplementary financial and operational data are furnished as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K.

Item 5.02.                          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 30, 2014, the Company announced that on July 29, 2014, Todd Abbott stepped down as Executive Vice President of Strategy and Go-to-Market.  Mr. Abbott will remain with the Company in an advisory role to assist in the transition of his duties until October 17, 2014.

Item 9.01. Financial Statements and Exhibits.

(d)                                 Exhibits

The following exhibits relating to Item 2.02 shall be deemed to be furnished, and not filed:

99.1                        Press release of Sonus Networks, Inc. dated July 30, 2014 reporting its financial results for the quarter ended June 27, 2014.

99.2                        Supplementary Financial and Operational Data issued by Sonus Networks, Inc. on July 30, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 30, 2014	SONUS NETWORKS, INC.

By:
/s/ Jeffrey M. Snider
Jeffrey M. Snider
Senior Vice President, Chief Administrative Officer,
General Counsel and Secretary

Exhibit Index

99.1                        Press release of Sonus Networks, Inc. dated July 30, 2014 reporting its financial results for the quarter ended June 27, 2014.

99.2                        Supplementary Financial and Operational Data issued by Sonus Networks, Inc. on July 30, 2014.